UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2015

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8441 Wayzata Blvd., Suite 240 Minneapolis, Minnesota	55426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry Into a Material Definitive Agreement.

BioSig Technologies, Inc. hereby amends the disclosure contained under Item 1.01 in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2015 (the “Initial Report”), as follows:

On October 23, 2015 and on October 29, 2015, BioSig Technologies, Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”), pursuant to which the Company sold to the Investors an aggregate of 303,333.33 units (the “Units”), which units consist of one share (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one half of one share of Common Stock (the “Investor Warrants”), in exchange for aggregate consideration of $455,000 (the “Private Placement”).  The aggregate number of units and aggregate consideration in the Private Placement was reported to be 286,666.66 and $430,000, respectively, in the Initial Report.  The Investor Shares and the Investor Warrants issued to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(2) and Regulation D (Rule 506) under the Securities Act.  Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Private Placement.

In connection with the Private Placement, the Company entered into a Unit Purchase Agreement (the “Purchase Agreement”) with the Investors.  The Unit Purchase Agreement contains customary representations and warranties of the Investors and the Company.

The Investor Warrants are exercisable for three years from the date of issuance, at an exercise price of $1.95 per share of Common Stock.  The Investor Warrants contain customary anti-dilution protections.

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to provide certain registration rights with respect to the Investor Shares issued to the Investors participating in the Private Placement and the Common Stock issuable upon exercise of the Investor Warrants issued to such Investors (collectively, the “Registrable Securities”).

General Information

The foregoing summaries of the Subscription Agreements, the Purchase Agreement, the Investor Warrants and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the exhibits to this Current Report on Form 8-K.

Item 3.02             Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1*	Form of Subscription Agreement
10.2*	Unit Purchase Agreement, dated as of October 23, 2015, by and between BioSig Technologies, Inc. and certain purchasers set forth therein
10.3*	Form of Warrant
10.4*	Registration Rights Agreement, dated as of October 23, 2015, by and between BioSig Technologies, Inc. and certain purchasers set forth therein

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: November 12, 2015	By:	/s/ Kenneth Londoner
Name: Kenneth Londoner
Title: Executive Chairman